UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2015

GREAT BASIN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36662	83-0361454
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

2441 South 3850 West, Salt Lake City, UT
(Address of principal executive offices)

84120
(Zip code)

(801) 990-1055
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 18, 2015 Great Basin Scientific, Inc. (the “Company”) extended the term of a previously disclosed $500,000 convertible promissory note with Spring Forth Investments, LLC (the “Note”) for one year to July 18, 2016, pursuant to its option to extend the term upon payment of a sum of $10,000. The interest rate under the Note is 20%. Spring Forth Investments, LLC is an entity controlled by David Spafford, the Executive Chairman of our board of directors. The proceeds from the Note have been used for general working capital purposes.

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2015 the Company announced that Steven Aldous has determined not to run for re-election and to retire from the Board of Directors of the Company at the 2015 Annual Meeting. There were and are no disagreements between Mr. Aldous and the Company or any officer or director of the Company.

Item 5.08 Shareholder Director Nominations.

On April 17, 2015 the Board of Directors of the Company approved the holding of its 2015 Annual Meeting of Stockholders on Wednesday, May 27, 2015.  The record date, time and location of the 2015 Annual Meeting will be as set forth in the Company’s proxy statement for the 2015 Annual Meeting.

Because the Company did not hold an annual meeting of stockholders in 2014, the Company has set a deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended. In order for a stockholder to submit any such proposal for inclusion in the Company’s proxy statement for the 2015 Annual Meeting, the proposal must be received by the Company’s Secretary at 2441 South 3850 West, Salt Lake City, UT, 84120 no later than the close of business on April 27, 2015, which the Company considers to be a reasonable time before it begins to print and send its proxy materials for the 2015 Annual Meeting. Any such proposal must be in compliance with the rules and regulations of the Securities and Exchange Commission.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1
Promissory Note dated July 18, 2014 in favor of Spring Forth Investments, LLC. (incorporated by reference to Exhibit 10.28 to the Company’s Registration Statement on Form S-1 filed on August 20, 2015 (File No. 333-197954).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: April 20, 2015	By:	/s/ Ryan Ashton
Ryan Ashton
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1
Promissory Note dated July 18, 2014 in favor of Spring Forth Investments, LLC. (incorporated by reference to Exhibit 10.28 to the Company’s Registration Statement on Form S-1 filed on August 20, 2015 (File No. 333-197954).